                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 19, 2002

                       UNIVERSAL LIFE HOLDING CORPORATION
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                  Exact Name of Registrant Specified in Charter

             Illinois                 000-02347          37-0859747
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    (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)           File Number)     Identification No.)

                       P.O. Box 340, Olney, Maryland 20830
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 774-6913

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          (Former Name or Former Address, if Changed Since Last Report)

                       UNIVERSAL LIFE HOLDING CORPORATION
               FORM 8-K RELATING TO ITEM 4 CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 18, 2002 Universal Life Holding Corporation engaged Malone & Bailey,
PLLC as the new accounting firm due to the passing of Craig W. Connors at Craig
W. Connors, CPA. in San Diego California in November 2002.

There were no accounting disagreements.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL LIFE HOLDINGS

                                          By: /s/ Frederick S. Richardson
                                            --------------------------
                                                  Frederick S. Richardson
                                                  President and Director
                                                  (Principal Financial and Accounting Officer)

                                                  November 19, 2002